Changes in other comprehensive loss (Tables)	3 Months Ended
Mar. 31, 2013
Schedule of Accumulated Other Comprehensive Income (Loss) [Table Text Block]
	Currency Translations	Total

Balance, at December 31, 2012	$13,116	$13,116
Other comprehensive loss before reclassifications	(6,925)	(6,925)
Amounts reclassified from AOCI	-	-
Net change in other comprehensive loss	(6,925)	(6,925)
Balance, at March 31, 2013	$6,191	$6,191